Exhibit 99.1
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1 Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements refer to Boot Barn Holdings, Inc.'s (the "Company," "Boot Barn," "we," "us," and "our") current expectations and projections relating to, by way of example and without limitation, our financial condition, liquidity, profitability, results of operations, margins, plans, objectives, strategies, future performance, business and industry. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the Company’s ability to effectively execute on its growth strategy; the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see the sections captioned “Risk factors” in our periodic reports filed with the Securities and Exchange Commission. Important Information

2 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • Update Current Business Agenda

3 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • Update Current Business Agenda

4 • Large ($40 billion) market • Fragmented mom & pop industry • Few large direct competitors • Decades old lifestyle • Predominantly functional merchandise • Extremely loyal lifestyle customers • Little downward price pressure • No dominant single supplier • Small group of vendor partners • Relatively low barriers to entry • Competition from online entrants has been unsuccessful Competitor Rivalry Bargaining Power of Customers Threat of New Entrants Threat of Substitute Products Bargaining Power of Suppliers 1Source: Analysis based on Porter’s Five Forces Framework Porter, M.E. (2008) The Five Competitive Forces that Shape Strategy. Harvard Business Review, 86, 79-93 • Strong opportunity for future growth & first mover advantage Impact On BOOT • Full-price selling • National Brand + Economies of Scale • Limited inventory/fashion risk • Opportunity to grow margin driving exclusive brands Review of Industry and Attractiveness1

5 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • Update Current Business Agenda

6 $233 $346 $403 $569 $630 $678 $777 $846 $893 $1,488 $1,658 $1,667 $1,800 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Total Sales ($M) 53 weeks ~20% Average Annual Growth 53 weeks Brand Transformation Revenue Growing 20% Annually on Average 1 1Reflects the high end of the Company’s guidance range provided on its May 14, 2024 earnings call.

Brand Transformation Led to Outsized Growth

	Legacy Boot Barn	Transformed Boot Barn
Customer	Narrowly Defined • Western (Rancher, Farmer) • Some Work (Oil & Gas)	Broader Customer Segments Defined • Western • Work (more industries) • Country Casual; Outdoor • Western Inspired Fashion
Brand	• Priority to third-party brands • Monthly sales / promotional calendar	• Boot Barn brand is the priority • Full-price selling model
Assortment	• Mostly third-party brands • Core western aesthetic	• ~40% proprietary (exclusive) brands • More mass appeal
Stores	• Regional focus (Western U.S. & Texas) • Low-cost destination store locations • Strong western design	• National focus (46 states as of June 2024) • More mainstream shopping centers • Modernized store with more mass appeal

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8 Western Country Fashion Mens Womens Work Strategic Expansion of Customer Segments

9 Active Customers (in millions) 3.1 3.5 3.8 4.0 4.3 4.7 5.8 7.1 8.4 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 Significant Growth in Customer Loyalty Program 1 1Repesents the number of B Rewarded Loyalty Members who have purchased merchandise from us in each of the trailing three-year periods mentioned.

10 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • New Stores • Same Store Sales • Omni-Channel • Exclusive Brands & Margin • Update Current Business Agenda

11 ~$25 Billion Legacy Store Format (Pre Brand Transformation)

12 New Store Format

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18 • 406 stores • 46 states • 86 stores • 8 states 2012 Today New Store Economics SqFt $1.7M $3.0M 1st Year Sales $700K Investment Return on Investment FY25 E 3yr Payback ~1.5yr Payback IPO Model $1.5M 32% 12K ~60% 10K Expanding the Brand Nationally

19 86 117 152 169 208 219 226 240 259 273 300 345 400 460 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Annual Store Count 1Represents management’s guidance regarding opening 60 new stores in Fiscal 2025 as provided on the Company’s fourth quarter earnings call on May 14, 2024. 1 Accelerated New Store Openings to 15% Annually

Roadmap for 900+ Stores in U.S. Alone


New Store Opportunity[1]
900
460
400
FY24
FY25 E[2]
FY26
FY27
FY28
FY29
FY30

[1]Illustrative example of 15% new unit growth annually.

[2]Represents management's guidance regarding opening 60 new stores in Fiscal 2025 as provided on the Company's fourth quarter earnings call on May 14, 2024.

- 500 additional stores opportunity
- Expected to contribute ~$1.5 billion in sales
- Payback in ~18 months (ROIC ~60%)
- All stores positive 4-wall EBITDA

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21 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • New Stores • Same Store Sales • Omni-Channel • Exclusive Brands & Margin • Update Current Business Agenda

22 Men’s Women’s Western Boots Jeans Western Hats Woven Shirts Chelsea Boots Knit Shirts Driving Mocs Ball Caps Fashion Hats Dresses Accessories Flare Jeans Western Boots Jeans Western Hats Woven Shirts Legacy Offering Broader Product Assortment Today Transformed Merchandise Assortment

23 Former Marketing (Pre Brand Transformation)

24 Current Marketing (Since Brand Transformation)

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30 +110bps +90bps +90bps +270bps (70)bps +160bps +110bps FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Merchandise Margin Expanded 760 Basis Points (BPS) In Past Seven Years 2 Brand Focus & Reduced Promotions Drive Margin 1FY25 estimated 110 basis points of merchandise margin as provided in the Company’s guidance outlined on their May 14, 2024 earnings call. 1

31 Ladies & Accessories (Clearance) Ladies & Accessories (Non-Clearance) Hats & Other Men's Boots Clearance promotion targeting ~3% of total inventory Buy one, get one 50% off women’s and kids’ clearance clothing and accessories Clearance on Markdown Product is Minor

32 11.9% 6.7% 7.3% -0.1% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% -0.1% -6.2% -1.6% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Consolidated SSS% FY13 – FY19 +41% seven-year stack, +6% SSS avg FY20 – FY25 E +54% six-year stack, +9% SSS avg 1 1Reflects the high end of the Company’s guidance range provided on its May 14, 2024 earnings call. Brand Transformation Drove Outsized Growth

Store Volumes Remain High Post Transformation

- Average sales per comparable store have remained elevated compared to historical levels (pre-pandemic).
- Negative retail store SSS% has put pressure on year-over-year comparable store sales in combination with adding new stores with lower average sales than a mature store.



Average Sales per Comparable Store ($M)
$2.8
$4.6
Average sales decline of the 290 comparable stores in FY24
Fiscal 2023 45 new stores at ~$3.1M average sales per store
$4.1
234 Comparable Stores[2]
290 Comparable Stores[2]
335 Comparable Stores[2]
FY20[1]
FY23[1]
FY24[1]

[1]Average sales per comparable store is calculated by dividing comparable store trailing twelve month sales for the applicable period by the number of comparable stores operating at the end of the period.
[2]Comparable stores have been open at least 13 full fiscal months as of the end of the current reporting period, although we include or exclude stores in accordance with the additional criteria disclosed in our Annual Report on Form 10-K.

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34 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • New Stores • Same Store Sales • Omni-Channel • Exclusive Brands & Margin • Update Current Business Agenda

35 Boot Barn Website (Pre Brand Transformation)

36 Boot Barn Website – Post Brand Transformation

37 Legacy Digital Omni-Channel Capabilities ~60% of Online Orders Involve a Store Associate FY24 Online Orders • Buy Online Pick-Up In Store • Ship from Store • Same Day Delivery • Ship to Store • In-Store Fulfillment Stores Provide Competitive Advantage

38 Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Mobile App • Range Finder (AI-enabled) • WHIP (endless aisle) Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Drive Online Profitability • Boot Barn retail price consistent across channels • Infrequent promotions • Profitable ROAS standard • Maximize clearance margin Profitable Approach to Omni-Channel

Segmented Multi-Brand Strategy Online

BOOT BARN

- Branded site
- Same price as stores
- Sales performing better than other sites
- Most profitable online site
- ~75% of Q4 fiscal 2024 online sales

SHEPLERS
EST. 1899

- Price sensitive customer
- Same assortment as Bootbarn.com
- ~13% of Q4 fiscal 2024 online sales

COUNTRY OUTFITTER
— FIND YOUR COUNTRY —

- Mostly ladies' product
- More fashionable customer
- ~5% of Q4 fiscal 2024 online sales

amazon

- Least profitable online site
- ~7% of Q4 fiscal 2024 online sales

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40 • Generative AI embedded in our in-store branded platform and soon to be enabled online • Helps customers and sales associates build full outfits • Actively working to add new functionality to e-commerce channel over next few months • More fulsome product descriptions • Stronger landing pages to support organic search results Moving Quickly with Artificial Intelligence

41 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • New Stores • Same Store Sales • Omni-Channel • Exclusive Brands & Margin • Update Current Business Agenda

42 Pre Brand Transformation – Private Label

43 WESTERN COUNTRY ARTIST INSPIRED WORK RANCH & RODEO PREMIUM VALUE Represents 3 of our top 5 selling brands. Post Brand Transformation – Exclusive Brands

44 3.0% 5.0% 7.0% 9.7% 11.1% 10.7% 13.5% 16.2% 22.0% 23.7% 28.3% 34.0% 37.7% 38.8% FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Full Year Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands $5 $12 $24 $39 $63 $67 $92 $126 $186 $212 $421 $564 $628 $698 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 E Full Year Exclusive Brands Sales ($M) 1FY25 estimated 38.8% consolidated exclusive brand penetration reflects 110 basis points of growth over fiscal 2024 as provided in the Company’s guidance outlined on its May 14, 2024 earnings call. 1 1 Exclusive Brands Have Shown Strong Growth

Exclusive Brands (EB) Help Drive Margin Accretion

EB Penetration Growth Over Seven Years



~2,530bps penetration
(~250 bps of margin accretion)
13.5%
37.7%
38.8%
FY18
FY24
FY25 E [1]

EB is Only 1/3 of Margin Appreciation



EB
Expansion
250bps
Improved
full-price selling &
buying economies
of scale
510bps

Merchandise Margin Growth Over Seven Years



+110bps
+90bps
+90bps
+270bps
(70)bps
+160bps
+110bps
FY19
FY20
FY21
FY22
FY23
FY24
FY25 E [2]

Estimated 760bps
total margin expansion

[1]FY25 estimated 38.8% consolidated exclusive brand penetration reflects 110 basis points of growth over fiscal 2024 as provided in the Company's guidance outlined on its May 14, 2024 earnings call.

[2]FY25 estimated 110 basis points of merchandise margin as provided in the Company's guidance outlined on its May 14, 2024 earnings call.

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46 • Review Industry Structure • Recap Boot Barn’s Brand Transformation • Discuss Impact On Four Strategic Initiatives • Update Current Business Agenda

47 Store SSS% -9.4% -5.7% 0.8% Q3 FY24 Q4 FY24 Q1 QTD FY25 E-commerce SSS% -11.5% -7.6% 6.7% Q3 FY24 Q4 FY24 Q1 QTD FY25 Broad-based sequential improvement from Q3 to Q4 and then further improvement into FY25 Q1 QTD across: 1. All major merchandise departments 2. Both stores and e-commerce channels 3. All four regional geographies Sequential Improvement Continues in Both Channels 1 1 1Represents preliminary results for the first nine weeks of fiscal Q1 FY2025. Preliminary1 Q1 QTD FY 2025 Consolidated SSS Growth of 1.4%.

48 -20% -10% 0% 10% Q3 FY24 Q4 FY24 Q1 QTD FY25 Men’s Western Boots -20% -10% 0% 10% Q3 FY24 Q4 FY24 Q1 QTD FY25 Work Boots -20% -10% 0% 10% Q3 FY24 Q4 FY24 Q1 QTD FY25 Women’s Western Boots -20% -10% 0% 10% Q3 FY24 Q4 FY24 Q1 QTD FY25 Men’s Western Apparel -20% -10% 0% 10% Q3 FY24 Q4 FY24 Q1 QTD FY25 Work Apparel -20% -10% 0% 10% Q3 FY24 Q4 FY24 Q1 QTD FY25 Women’s Western Apparel Broad-Based Improvement Across Departments 1 1 1 1 1 1 1Reflects preliminary comparable same store sales by merchandise category for the first nine weeks of the first quarter of fiscal 2025.

49 Thank You